1933 Act/Rule 497(e)

January 13, 2017

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Virtus Opportunities Trust File Nos. 033-65137 and 811-7455

To The Commission Staff:

On behalf of Virtus Opportunities Trust (the “Trust” or “Registrant”), transmitted herewith for filing under Rule 497(e) under the Securities Act of 1933 and the Investment Company Act of 1940, are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the prospectus for Virtus Multi-Sector Intermediate Bond Fund and Virtus Senior Floating Rate Fund (the “Funds”) as filed under Rule 497(e) on December 30, 2016. The purpose of this filing is to submit the 497(e) filing dated December 30, 2016 in XBRL for the Funds.

Please contact Ann Flood at (860) 263-4746 or the undersigned at (860) 263-4791 if you have any questions concerning this filing.

Very truly yours,

/s/ Kevin J. Carr

Kevin J. Carr

cc: Ann Flood